CopyTele Inc.

October 2012

Forward Looking Statement

Forward-Looking Statements: Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect CopyTele's current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our Annual Report on Form 10-K for the fiscal year ended October 31, 2011 as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation.

CTI - Overview

- COPY: OTC
- Pioneering inventions – encryption, advanced flat panel displays, telecom
- Old business model – partner with manufacturers to commercialize technologies
  - Unsuccessful business model masked world class technologies
  - Protected by 55 U.S. Patents and 11 pending applications
- New business model - patent monetization
- New management team – experts in patent monetization/ assertion

Patent Assertion Companies

Company	Symbol	Market Cap
Acacia Research	**ACTG**	**$1.6B**
InterDigital	IDCC	$1.4B
Parker Vision	PRKR	$189M
Rambus	RMBS	$545M
Universal Display	PANL	$1.8B
VirnetX	VHC	$1.42B
Vringo	VRNG	$111M



Hidden Patent Value
$Billions
20
18
16
14
12
10
8
6
4
2
0
1
4.5
12.5
?
?
AOL
Nortel
Motorola Mobile
Rim
Kodak

New CTI Management Team

Dr. Amit Kumar, Advisor

Experienced Scientist, Investor and Executive

- Board Member of Acacia Research Corporation from 2002-2008
- BA - Occidental College, Ph.D. Stanford University and Caltech, Post-doc Harvard University

Robert A. Berman, President and CEO

Entrepreneur, attorney, patent monetization expert

- Chief Operating Officer and General Counsel of Acacia Research Corporation from 2002-2007
- BS - University of Pennsylvania- Wharton School, JD- Northwestern University

John H. Roop, Sr. VP Engineering

Highly Experienced Silicon Valley Electrical Engineer, with over 20 years patent experience

- Vice President of Engineering at Acacia Research Corporation from 2001- 2008
- BS - University of California at Berkeley

Raised in excess of $350 million

Generated Patent Licensing Revenues in excess of $150 million

Managed over 60 patent lawsuits

Over 30 years of combined patent experience

The first time we tried this...


ACTG: Current Market Cap >$1.5 Billion
2003
1 Patent Portfolio
Mkt. Cap. $20M
$2,500
$2,000
$1,500
$1,000
$500
$0
Market Capitalization ($ in Millions)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Date

This time…



Current
Mkt. Cap. $50M
CTI – 2012
4 Patent Portfolios
Mkt. Cap. $43.4M
$0.22
Market Capitalization ($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Date

Patent Assertion

- Low overhead
  - No development or manufacturing costs
- Variable cost structure
  - Acquisition costs (fixed, variable)
  - Legal fees (fixed, variable)
- High gross margins
  - Up to 70%
- Modest cash requirements
  - Acquisitions
  - War chest

Patent Assertion: 2005 – July 2012

Patent Cases


9%
3%
88%
Settlement
Trial
Other

Trial Verdicts


35%
65%
Defendants
Plaintiffs

***Damages**


150
100
50
0
133
92
11
2
Under $10M
$10M-$100 M
$100M-$1B
Over $1B

*Average Verdict $46.7M

CTI Patented Technologies



- Email encryption
  - 12 patents
  - Required by HIPPA, HITEC, GLBA, and other federal and state privacy statutes
  - Email encryption market - $588M by 2013



- Electrophoretic Displays (EPDs - *E-paper®)
  - 16 patents
  - Fundamental technology driving eReader market
  - eReader device sales to exceed $2.5B by 2013

*registered Trademark of CTI

CTI Patented Technologies

- Nano Field Emission Displays
  - 23 patents
  - Low power, high resolution, better viewing angles, cheaper manufacturing
  - Global flat panel display market - $110B by 2017



- MEMS – Micro Electro Mechanical Systems
  - 3 patents
  - Low power with video capability
  - Potential next generation eReader technology



CTI – Next Steps

- Strengthen the balance sheet
- Re-evaluate existing licenses and encumbrances
- Implement patent assertion strategy
- Use platform to acquire other patents